Fiscal First Quarter Results Royal Gold, Inc. November 3, 2016 EXHIBIT 99.2

2 November 3, 2016 Cautionary Statement This presentation contains certain forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Such forward - looking statements involve known and unknown risks, uncertainties, and other factors that could cause actual results to differ materially from the projections and estimates contained herein and include, but are not limited to ; investing in long - lived properties ; investing at troughs and patience at the top ; paying a growing and sustainable dividend ; being the most valuable, not necessarily the largest ; gold price optionality and reserve upside leverage ; providing a portfolio of assets in some of the world’s best gold districts ; capital allocation and shareholder return descriptions ; potential for additional reserves at Pueblo Viejo and Rainy River ; underground development at Wassa and Prestea ; improving production and grade at Peñasquito ; efforts to improve copper and gold recovery at Mount Milligan ; successful commissioning of secondary crusher at Mount Milligan ; exploration upside at Wassa and Prestea ; maintaining a fixed cost structure and expanding margins on per share metrics ; estimated revenue percentages from precious and other metals ; the amendment to the Mount Milligan stream being value - neutral to Royal Gold ; estimated value of our interests in the Cortez camp ; the estimated value of our interests and potential long term growth at Goldrush ; mine life and reserves estimates and production forecasts from the operators of our stream and royalty interests ; estimated gold equivalent production from amended Mount Milligan stream ; and access to and expected uses of capital . Factors that could cause actual results to differ materially from these forward - looking statements include, among others : the risks inherent in the operation of mining properties ; a decreased price environment for gold and other metals on which our stream and royalty interests are paid ; performance of and production at properties, and variation of actual performance from the production estimates and forecasts made by the operators of those properties ; decisions and activities of the Company’s management affecting margins, use of capital and strategy ; unexpected operating costs, decisions and activities of the operators of the Company’s royalty and stream properties ; changes in operators’ mining and processing techniques or royalty calculation methodologies ; resolution of regulatory and legal proceedings ; unanticipated grade, geological, metallurgical, environmental, processing or other problems at the properties ; revisions or inaccuracies in technical reports, reserve, resources and production estimates ; changes in project parameters as plans of the operators are refined ; the results of current or planned exploration activities ; errors or disputes in calculating royalty payments or stream deliveries, or payments or deliveries not made in accordance with royalty or stream agreements ; the liquidity and future financial needs of the Company ; economic and market conditions ; the impact of future acquisitions and royalty and stream financing transactions ; the impact of issuances of additional common stock ; and risks associated with conducting business in foreign countries, including application of foreign laws to contract and other disputes, environmental laws, enforcement and uncertain political and economic environments . These risks and other factors are discussed in more detail in the Company’s public filings with the Securities and Exchange Commission . Statements made herein are as of the date hereof and should not be relied upon as of any subsequent date . The Company’s past performance is not necessarily indicative of its future performance . The Company disclaims any obligation to update any forward - looking statements . Third - party information : Certain information provided in this presentation has been provided to the Company by the operators of those properties or is publicly available information filed by these operators with applicable securities regulatory bodies, including the Securities and Exchange Commission . The Company has not verified, and is not in a position to verify, and expressly disclaims any responsibility for the accuracy, completeness or fairness of such third - party information and refers readers to the public reports filed by the operators for information regarding those properties .

Today’s Speakers Tony Jensen President and CEO Stefan Wenger CFO and Treasurer Bill Heissenbuttel VP Corporate Development 3 November 3, 2016

Royal Gold Vision and Strategy Gold Focused Invest at the Troughs and be Patient at the Top Reinvest Free Cash Flow in Long Lived Properties Be the Most Valuable, Not Necessarily the Largest Pay a Growing and Sustainable Dividend Value created by providing gold price optionality and reserve upside leverage, and » Providing a portfolio of assets in some of the best gold districts in the world » Capital allocation and shareholder return discipline » Maintaining a fixed cost structure and expanding margins on per share metrics 4 November 3, 2016

Record results driven by Pueblo Viejo, Mount Milligan and Andacollo 5 November 3, 2016 Record Performance in Q1 FY17 $40 $60 $80 $100 $120 $140 Q1FY16 Q2FY16 Q3FY16 Q4FY16 Q1FY17 Record Revenue $20 $40 $60 $80 $100 Q1FY16 Q2FY16 Q3FY16 Q4FY16 Q1FY17 Record Adjusted EBITDA 1 40,000 45,000 50,000 55,000 60,000 65,000 70,000 75,000 Q1FY16 Q2FY16 Q3FY16 Q4FY16 Q1FY17 Record Net Gold Equivalent Ounces (GEOs) 2,3 $USD Millions $USD Millions 1 Non - GAAP measure. See slide 15 for reconciliation. 2 Net GEOs are calculated as revenue less stream payments, divided by the average gold price for the same period. 3 Volume in Q2FY16 positively influenced by true - up deliveries from Wassa and Prestea.

Long Lived, Quality Properties

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- Seizing unique opportunities to enhance diversity and drive growth[1]



Acting as a catalyst for Centerra -Thompson Creek deal

- ✓ Mount Milligan stream amended; 35% gold, 18.75% copper
- ✓ Stream value-neutral on a discounted cash flow basis
- ✓ Strong operator and balance sheet



Completing the innovative Pueblo Viejo stream transaction

- ✓ Barrick increased production guidance to 670-700koz for CY16
- ✓ Silver recoveries achieved best ever quarterly performance



Supporting development at Rainy River

- ✓ Final $75m advance payment to be made in November 2016
- ✓ 60% of capital spending complete
- ✓ Production expected mid-2017



Increasing interest at Cortez Crossroads

- ✓ 3.75% NVR royalty acquired
- ✓ Total Crossroads interest = 5% GSR + 4.4% NVR
- ✓ Waste stripping underway

[1] Project development as reported by the mine operators.

ROYAL GOLD, INC

November 3, 2016

Long Lived, Quality Properties

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- Operators' innovation, capital and exploration at no incremental capital cost to Royal Gold[1]



Peñasquito
- ✓ Pyrite Leach under construction
- ✓ Incremental annual production; 100-140k ozs Au, +4-6m ozs Ag
- ✓ Goldcorp notes that grades are improving in current quarter



Pueblo Viejo
- ✓ Tailings expansion potential additional reserves (up to 7.7m ozs Au, 44m ozs Ag)



Mount Milligan
- ✓ Secondary crusher commissioning underway
- ✓ Additional floatation and regrind capacity, leaching of floatation tailings being considered to boost gold recovery



Wassa and Prestea Underground
- ✓ Underground development advancing well
- ✓ Mampon deposit mining permit received

[1] Project development as reported by the mine operators.

ROYAL GOLD, INC

November 3, 2016

Cortez camp includes several royalty areas of interest to Royal Gold » Pipeline, South Pipeline, Gap, Crossroads and Goldrush 8 November 3, 2016 Cortez Summary The Cortez camp is located 100km southwest of Elko, Nevada. All photos from Barrick.

Cortez Summary

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- Table below describes Royal Gold's interests at Cortez
  - Summary includes our expanded interest at Crossroads
  - Majority of Crossroads will be heap leach with higher grade refractory ore shipped to Goldstrike for processing

Deposit	Subject to Royal Gold Interest	Royalty Interest	Nature of Royalty[1]	Current Reserve[2]
Pipeline South Pipeline Gap	Yes Yes A portion of	4.83% 5.71%	NVR GSR	744,000oz
Crossroads	Yes	4.43% 5%	NVR GSR	2,963,000oz
Pediment	No			
Cortez Hills UG	No			
Goldrush	Yes, an interest near the south	1%	NVR	N/A

[1] Royalties are either a GSR=Gross Smelter Return Royalty; or NVR=Net Value Royalty: a defined percentage of the gross revenue from a resource extraction operation, less certain contract-defined costs.

[2] Current reserve is estimated based on boundaries of Royal Gold's interests applied to Barrick's reserves reported in their 43-101 report on March 21, 2016.

ROYAL GOLD, INC
November 3, 2016

Goldrush offers long term potential for growth (Royal Gold’s 1% NVR interest in green below) 1 10 November 3, 2016 Cortez Summary 1 Source: Barrick. Illustration is an estimate of Royal Gold’s royalty interest. No landmarks or coordinates given in original image.

Date Item ($USD millions) September 30, 2016 Undrawn Revolver $305m September 30, 2016 Working Capital $166m September 30, 2016 Total Available Liquidity $471m Strong Operating Cash Flow Fiscal First Quarter Operating Cash Flow $55m Advances Post 9/30/16 Golden Star ($20 million was advanced on October 1, 2016) and Rainy River ($75 million to be advanced on or about November 16, 2016) $95m Few Near - Term Commitments Golden Star (Expected January 1, 2017) $10m Revenue of $117.9 million FQ1 tax rate of ~21% FQ1 DD&A of ~$455 per GEO, within guidance range of $450 - $500 for FY2017 11 November 3, 2016 Financial Results and Liquidity

Royal Gold Vision and Strategy Gold Focused Invest at the Troughs and be Patient at the Top Reinvest Free Cash Flow in Long Lived Properties Be the Most Valuable, Not Necessarily the Largest Pay a Growing and Sustainable Dividend Value created by providing gold price optionality and reserve upside leverage, and » Providing a portfolio of assets in some of the best gold districts in the world » Capital allocation and shareholder return discipline » Maintaining a fixed cost structure and expanding margins on per share metrics 12 November 3, 2016

Gold Focused Invest at the Troughs and be Patient at the Top Reinvest Free Cash Flow in Long Lived Properties Be the Most Valuable, Not Necessarily the Largest Pay a Growing and Sustainable Dividend 13 November 3, 2016 Appendix

Directors (from left to right): Jamie Sokalsky , Independent Director; Former President and CEO, Barrick Gold Corporation Kevin McArthur, Independent Director; Executive Chair, Tahoe Resources and Former CEO and Director, Goldcorp, Inc. Gordon Bogden, Independent Director; Former Vice Chairman, Mining & Metals, Standard Chartered Bank Tony Jensen, Director; President and CEO, Royal Gold, Inc. M. Craig Haase, Independent Director; Former EVP and Chief Legal Officer, Franco - Nevada Mining Corporation William Hayes, Independent Director and Chairman of the Board; Former EVP, Placer Dome Inc. Ronald J. Vance, Independent Director; Former SVP Corporate Development, Teck Resources Christopher M.T. Thompson, Independent Director; Former Chairman and CEO, Gold Fields Limited November 3, 2016 Board of Directors 14

Adjusted EBITDA reconciliation Adjusted EBITDA Reconciliation: For The Three Months Ended 9/30/2015 12/31/2015 3/31/2016 6/30/2016 9/30/2016 Net (loss) income $ (44,941) $ 13,920 $ (69,498) $ 18,082 $ 26,955 Depreciation, depletion and amortization 27,147 40,407 38,163 35,391 40,102 Non - cash employee stock compensation 4,227 1,222 2,340 2,250 4,144 Impairments of stream and royalty interests and royalty receivables - (386) 98,973 - - Interest and other, net 6,949 8,513 5,702 5,409 6,748 Income tax expense (benefit) 59,177 4,740 (8,262) 5,025 7,188 Non - controlling intrests in operating (income) loss of consolidated subsidiaries (105) 1,194 1,842 2,357 2,984 Adjusted EBITDA $ 52,454 $ 69,610 $ 69,260 $ 68,514 $ 88,121 15 November 3, 2016

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